SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): January 28, 1998


              COMPASS PLASTICS & TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)




     Delaware                      0-23027        95-4611994
(State or other jurisdiction       (Commission    (I.R.S. Employer
of incorporation)                  File Number)   Identification
                                                  No.)


15730 South Figueroa Street, Gardena, California       90248
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (213) 770-
8771


















                   CURRENT REPORT ON FORM 8-K


              COMPASS PLASTICS & TECHNOLOGIES, INC.


                        January 28, 1998



ITEM 5.  OTHER EVENTS

     The information contained in the Press Release issued by Compass Plastics & Technologies, Inc., dated January 29, 1998, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.  Financial StATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (c)  EXHIBITS.

          99.1 Press Release issued by Compass Plastics &
               Technologies, Inc. on January 29, 1998.























                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMPASS PLASTICS & TECHNOLOGIES,
                              INC.


Dated: January 29, 1998       By:/s/ Michael A. Gibbs
                                   Michael A. Gibbs
                                   President









































                          EXHIBIT INDEX


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Exhibit Number      Description

99.1                Press Release issued by Compass Plastics &
                    Technologies, Inc. on December 29, 1998.









































                          EXHIBIT 99.1



   Compass Plastics & Technologies Announces the Signing of a
             Contract to Purchase MOS Plastics, Inc.


Gardena, California (January 29, 1998) Compass Plastics & Technologies, Inc. (NASDAQ/ NMS:CPTI), today announced an agreement whereby Compass will purchase all of the outstanding stock of San Jose, California based MOS Plastics, Inc. Upon closing, Mr. Werner Schulz, President of MOS, will join the Board of Directors of Compass and continue to serve as President of MOS. Closing of the transaction, expected by the end of February, is subject to a number of conditions, including completion of committed financing.

Founded in 1974, MOS Plastics, Inc. is an injection molding company that specializes in producing turn-key plastics parts and subassemblies. MOS has 150 employees and occupies a 60,000 square foot manufacturing plant and 26,500 square foot warehouse. The company has 38 molding machines and state of the art mold making capabilities. The company's clients include Hewlett Packard, Apple Computer, Inc., Silicon Graphics, Inc., Lifescan,
Inc. (a subsidiary of Johnson & Johnson, Inc.), Nellcor, Inc. and Rockshox, Inc., among others. The company achieved 1997 sales in excess of $18 million.

Compass President & CEO Michael A. Gibbs said of the synergy created by the acquisition, "Combining MOS' engineering and tooling expertise in manufacturing small complex parts for their Silicon Valley clients with AB Plastics' strengths in large part molding and decorating and assembly for its Southern California and Baja, Mexico clients creates significant growth potential for both companies. MOS' engineering and tooling groups will participate in developing proprietary molds for AB/Gridshield customers. Our intention is to retain all the key employees of MOS. On a day to day basis, MOS' current customers will continue to work with Werner and his key executives."

Compass Plastics & Technologies, Inc. , through its wholly owned subsidiary, AB Plastics Corp., is a leading contract manufacturer and assembler of custom injection molded plastic components in the western United States and Baja, Mexico. The company manufactures the plastic exteriors of computer monitors, televisions, electronic keyboards, and other consumer products. In addition to injection molded components, the company offers a broad range of "value added" services including painting, decorating and assembly.

*                    *                    *



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